CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 27 to
Purchase Agreement No. 3866 between
The Boeing Company and
Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 27 (SA-27), entered into as of
June 02, 2025, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-8 aircraft (737-8 Aircraft), Boeing model 737-9 aircraft (737-9 Aircraft) and Boeing model 737-10 aircraft (737-10 Aircraft), (collectively, Aircraft);

WHEREAS, Customer has provided notice to Boeing to exercise a total of [***] with scheduled delivery months described below [***]; and

WHEREAS, Customer has earned the ability and elects to convert [***] in the scheduled delivery months described below [***];

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:

1.Table of Contents

BOEING PROPRIETARY
P.A. 3866
ASA

The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this SA-27.
2. Tables and Supplemental Exhibits.
The Tables and Supplemental Exhibits in the Purchase Agreement are amended as set forth, to incorporate and reflect the changes made in this SA-27.
2.1 Table [***] is hereby deleted in its entirety and replaced with a new Table [***] attached hereto that is incorporated into the Purchase Agreement to reflect [***] in this SA-27.
2.2 Supplemental Exhibit [***] in the Purchase Agreement, entitled [***] is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [***], attached hereto and incorporated into the Purchase Agreement to reflect [***] in this SA-27.
3.Letter Agreement.
    3.1 Letter Agreement [***] titled [***] (including attachments thereto) is hereby deleted in its entirety and replaced with a revised Letter Agreement [***] (including attachments thereto), attached hereto, to reflect [***] in this SA-27.
    3.2 Letter Agreement [***] titled [***] is hereby deleted in its entirety and replaced with a revised Letter Agreement [***], attached hereto, to reflect [***] in this SA-27.

4.Miscellaneous.
4.1 [***]

4.2 [***]

EXECUTED IN DUPLICATE as of the day and year first written above and below.

THE BOEING COMPANY
By
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:
ALASKA AIRLINES, INC.
By
Its	SVP Fleet, Revenue Products and Real Estate

BOEING PROPRIETARY
P.A. 3866
ASA